Exhibit 99.2

Third Quarter 2022 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Net revenues	$1,045,139	$1,144,938	(8.7%)	$1,108,126	(5.7%)	$3,269,792	$3,432,863	(4.8%)
Net income	$151,169	$192,376	(21.4%)	$160,816	(6.0%)	$485,534	$563,468	(13.8%)
Preferred dividends	9,320	9,689	(3.8%)	9,321	(0.0%)	27,961	26,267	6.4%

Net income available to common shareholders	$141,849	$182,687	(22.4%)	$151,495	(6.4%)	$457,573	$537,201	(14.8%)
Earnings per diluted common share	$1.29	$1.62	(20.4%)	$1.37	(5.8%)	$4.13	$4.76	(13.2%)
Earnings per diluted common share available to common shareholders	$1.21	$1.54	(21.4%)	$1.29	(6.2%)	$3.89	$4.54	(14.3%)
Non-GAAP financial summary (1):
Net revenues	$1,045,133	$1,144,938	(8.7%)	$1,108,127	(5.7%)	$3,269,847	$3,433,016	(4.8%)
Net income	$160,076	$205,342	(22.0%)	$173,174	(7.6%)	$518,157	$600,412	(13.7%)
Preferred dividends	9,320	9,689	(3.8%)	9,321	(0.0%)	27,961	26,267	6.4%

Net income available to common shareholders	$150,756	195,653	(22.9%)	163,853	(8.0%)	490,196	574,145	(14.6%)
Earnings per diluted common share	$1.37	$1.73	(20.8%)	$1.48	(7.4%)	$4.41	$5.07	(13.0%)
Earnings per diluted common share available to common shareholders	$1.29	$1.65	(21.8%)	$1.40	(7.9%)	$4.17	$4.85	(14.0%)

Weighted average number of common shares outstanding:
Basic	108,767	107,379	1.3%	109,083	(0.3%)	109,017	107,655	1.3%
Diluted	117,218	118,475	(1.1%)	117,400	(0.2%)	117,649	118,355	(0.6%)
Period end common shares outstanding	106,225	104,263	1.9%	106,166	0.1%)	106,225	104,263	1.9%
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.90	$0.45	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 2 of 17

GAAP Consolidated Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Revenues:
Commissions	$159,054	$189,239	(16.0%)	$186,681	(14.8%)	$541,644	$598,432	(9.5%)
Principal transactions	118,379	118,977	(0.5%)	125,603	(5.8%)	403,252	436,580	(7.6%)

Transactional revenues	277,433	308,216	(10.0%)	312,284	(11.2%)	944,896	1,035,012	(8.7%)
Capital raising	55,122	164,061	(66.4%)	71,519	(22.9%)	200,091	542,645	(63.1%)
Advisory	166,736	208,218	(19.9%)	199,556	(16.4%)	547,688	545,365	0.4%

Investment banking	221,858	372,279	(40.4%)	271,075	(18.2%)	747,779	1,088,010	(31.3%)
Asset management	300,557	313,862	(4.2%)	331,264	(9.3%)	973,457	887,878	9.6%
Other income	852	18,760	(95.5%)	(1,917)	(144.4%)	7,823	57,629	(86.4%)

Operating revenues	800,700	1,013,117	(21.0%)	912,706	(12.3%)	2,673,955	3,068,529	(12.9%)
Interest revenue	304,195	141,844	114.5%	212,754	43.0%	682,384	402,975	69.3%

Total revenues	1,104,895	1,154,961	(4.3%)	1,125,460	(1.8%)	3,356,339	3,471,504	(3.3%)
Interest expense	59,756	10,023	496.2%	17,334	244.7%	86,547	38,641	124.0%

Net revenues	1,045,139	1,144,938	(8.7%)	1,108,126	(5.7%)	3,269,792	3,432,863	(4.8%)

Non-interest expenses:
Compensation and benefits	611,870	672,385	(9.0%)	652,709	(6.3%)	1,938,270	2,062,353	(6.0%)
Occupancy and equipment rental	77,230	72,160	7.0%	78,251	(1.3%)	232,507	215,163	8.1%
Communication and office supplies	43,825	40,432	8.4%	43,645	0.4%	129,926	123,565	5.1%
Commissions and floor brokerage	13,576	14,744	(7.9%	15,106	(10.1%)	44,569	44,424	0.3%
Provision for credit losses	6,453	(660)	nm	12,785	(49.5%)	27,478	(15,564)	(276.5%)
Other operating expenses	86,416	89,375	(3.3%)	87,089	(0.8%)	245,623	254,503	(3.5%)

Total non-interest expenses	839,370	888,436	(5.5%)	889,585	(5.6%)	2,618,373	2,684,444	(2.5%)
Income before income taxes	205,769	256,502	(19.8%)	218,541	(5.8%)	651,419	748,419	(13.0%)
Provision for income taxes	54,600	64,126	(14.9%)	57,725	(5.4%)	165,885	184,951	(10.3%)

Net income	151,169	192,376	(21.4%)	160,816	(6.0%)	485,534	563,468	(13.8%)
Preferred dividends	9,320	9,689	(3.8%)	9,321	(0.0%)	27,961	26,267	6.4%

Net income available to common shareholders	$141,849	$182,687	(22.4%)	$151,495	(6.4%)	$457,573	$537,201	(14.8%)

Earnings per common share:
Basic	$1.30	$1.70	(23.5%)	$1.39	(6.5%)	$4.20	$4.99	(15.8%)
Diluted	$1.21	$1.54	(21.4%)	$1.29	(6.2%)	$3.89	$4.54	(14.3%)
Weighted average number of common shares outstanding:
Basic	108,767	107,379	1.3%	109,083	(0.3%)	109,017	107,655	1.3%
Diluted	117,218	118,475	(1.1%)	117,400	(0.2%)	117,649	118,355	(0.6%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.90	$0.45	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 3 of 17

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Nine Months Ended
(Unaudited, 000s, except per share information)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Revenues:
Commissions	$159,054	$189,239	(16.0%)	$186,681	(14.8%)	$541,644	$598,432	(9.5%)
Principal transactions	118,379	118,977	(0.5%)	125,603	(5.8%)	403,252	436,580	(7.6%)

Transactional revenues	277,433	308,216	(10.0%)	312,284	(11.2%)	944,896	1,035,012	(8.7%)
Capital raising	55,122	164,061	(66.4%)	71,519	(22.9%)	200,091	542,645	(63.1%)
Advisory	166,736	208,218	(19.9%)	199,556	(16.4%)	547,688	545,365	0.4%

Investment banking	221,858	372,279	(40.4%)	271,075	(18.2%)	747,779	1,088,010	(31.3%)
Asset management	300,557	313,862	(4.2%)	331,264	(9.3%)	973,457	887,878	9.6%
Other income	852	18,760	(95.5%)	(1,917)	(144.4%)	7,823	57,657	(86.4%)

Operating revenues	800,700	1,013,117	(21.0%)	912,706	(12.3%)	2,673,955	3,068,557	(12.9%)
Interest revenue	304,195	141,844	114.5%	212,754	43.0%	682,384	402,975	69.3%

Total revenues	1,104,895	1,154,961	(4.3%)	1,125,460	(1.8%)	3,356,339	3,471,532	(3.3%)
Interest expense	59,762	10,023	496.2%	17,333	244.8%	86,492	38,516	124.6%)

Net revenues	1,045,133	1,144,938	(8.7%)	1,108,127	(5.7%)	3,269,847	3,433,016	(4.8%)

Non-interest expenses:
Compensation and benefits	605,811	666,605	(9.1%)	643,535	(5.9%)	1,913,726	2,044,280	(6.4%)
Occupancy and equipment rental	77,142	72,129	7.0%	77,884	(1.0%)	232,035	215,068	7.9%
Communication and office supplies	43,794	40,432	8.3%	43,621	0.4%	129,863	123,489	5.2%
Commissions and floor brokerage	13,576	14,744	(7.9%)	15,106	(10.1%)	44,569	44,424	0.3%
Provision for credit losses	6,453	(660)	nm	12,785	(49.5%)	27,478	(15,564)	(276.5%)
Other operating expenses	80,630	77,903	3.5%	79,864	1.0%	227,155	223,820	1.5%

Total non-interest expenses	827,406	871,153	(5.0%)	872,795	(5.2%)	2,574,826	2,635,517	(2.3%)
Income before income taxes	217,727	273,785	(20.5%)	235,332	(7.5%)	695,021	797,499	(12.8%)
Provision for income taxes	57,651	68,443	(15.8%)	62,158	(7.3%)	176,864	197,087	(10.3%)

Net income	160,076	205,342	(22.0%)	173,174	(7.6%)	518,157	600,412	(13.7%)
Preferred dividends	9,320	9,689	(3.8%)	9,321	(0.0%)	27,961	26,267	6.4%

Net income available to common shareholders	$150,756	$195,653	(22.9%)	$163,853	(8.0%)	$490,196	$574,145	(14.6%)

Earnings per common share:
Basic	$1.39	$1.82	(23.6%)	$1.50	(7.3%)	$4.50	$5.33	(15.6%)
Diluted	$1.29	$1.65	(21.8%)	$1.40	(7.9%)	$4.17	$4.85	(14.0%)
Weighted average number of common shares outstanding:
Basic	108,767	107,379	1.3%	109,083	(0.3%)	109,017	107,655	1.3%
Diluted	117,218	118,475	(1.1%)	117,400	(0.2%)	117,649	118,355	(0.6%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.90	$0.45	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Net revenues:
Global Wealth Management	$701,820	$655,533	7.1%	$697,980	0.6%	$2,081,525	$1,924,595	8.2%
Institutional Group	339,408	492,284	(31.1%)	411,364	(17.5%)	1,182,135	1,519,176	(22.2%)
Other	3,911	(2,879)	(235.8%)	(1,218)	(421.1%)	6,132	(10,908)	(156.2%)

Total net revenues	$1,045,139	$1,144,938	(8.7%)	$1,108,126	(5.7%)	$3,269,792	$3,432,863	(4.8%)
Operating expenses:
Global Wealth Management	$421,885	$423,414	(0.4%)	$452,828	(6.8%)	$1,331,025	$1,241,940	7.2%
Institutional Group	299,408	367,192	(18.5%)	338,372	(11.5%)	972,515	1,135,402	(14.3%)
Other	118,077	97,830	20.7%	98,385	20.0%	314,833	307,102	2.5%)

Total operating expenses	$839,370	$888,436	(5.5%)	$889,585	(5.6%)	$2,618,373	$2,684,444	(2.5%)
Operating contribution:
Global Wealth Management	$279,935	$232,119	20.6%	$245,152	14.2%	$750,500	$682,655	9.9%
Institutional Group	40,000	125,092	(68.0%)	72,992	(45.2%)	209,620	383,774	(45.4%)
Other	(114,166)	(100,709)	13.4%	(99,603)	14.6%	(308,701)	(318,010)	(2.9%)

Income before income taxes	$205,769	$256,502	(19.8%)	$218,541	(5.8%)	$651,419	$748,419	(13.0%)
Financial ratios:
Compensation and benefits	58.5%	58.7%	(20)	58.9%	(40)	59.3%	60.1%	(80)
Non-compensation operating expenses	21.8%	18.9%	290	21.4%	40	20.8%	18.1%	270
Income before income taxes	19.7%	22.4%	(270)	19.7%	0	19.9%	21.8%	(190)
Effective tax rate	26.5%	25.0%	150	26.4%	10	25.5%	24.7%	80

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change
Financial Information:
Total assets	$37,612,063	$30,820,334	22.0%	$36,476,441	3.1%
Total shareholders’ equity	$5,227,350	$4,791,324	9.1%	$5,124,737	2.0%
Total common equity	$4,542,350	$4,106,324	10.6%	$4,439,737	2.3%
Goodwill and intangible assets	$(1,454,532)	$(1,310,038)	11.0%	$(1,444,158)	0.7%
DTL on goodwill and intangible assets	$60,034	$55,430	8.3%	$58,731	2.2%

Tangible common equity	$3,147,852	$2,851,716	10.4%	$3,054,310	3.1%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%

Financial Metrics:
Book value per common share (2)	$42.76	$39.38	8.6%	$41.82	2.2%
Tangible book value per common share (2)	$29.63	$27.35	8.3%	$28.77	3.0%
Return on common equity (3)	12.5%	17.9%		13.7%
Non-GAAP return on common equity (1)(3)	13.3%	19.2%		14.8%
Return on tangible common equity (4)	18.0%	25.9%		20.0%
Non-GAAP return on tangible common equity (1)(4)	19.2%	27.7%		21.6%
Pre-tax margin on net revenues	19.7%	22.4%		19.7%
Non-GAAP pre-tax margin on net revenues (1)	20.8%	23.9%		21.2%
Effective tax rate	26.5%	25.0%		26.4%
Non-GAAP effective tax rate (1)	26.5%	25.0%		26.4%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 6 of 16

Regulatory Capital

	Three Months Ended
(Unaudited, 000s)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,279,013	$2,816,734	16.4%	$3,151,794	4.0%
Tier 1 capital	$3,964,013	$3,501,734	13.2%	$3,836,794	3.3%
Risk-weighted assets	$23,300,119	$16,993,177	37.1%	$21,281,241	9.5%
Common equity tier 1 capital ratio	14.1%	16.6%		14.8%
Tier 1 risk based capital ratio	17.0%	20.6%		18.0%
Tier 1 leverage capital ratio	11.1%	12.0%		11.2%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,655,760	$1,145,805	44.5%	$1,482,526	11.7%
Tier 1 capital	$1,655,760	$1,145,805	44.5%	$1,482,526	11.7%
Risk-weighted assets	$15,406,324	$10,727,146	43.6%	$13,783,486	11.8%
Common equity tier 1 capital ratio	10.8%	10.7%		10.8%
Tier 1 risk based capital ratio	10.8%	10.7%		10.8%
Tier 1 leverage capital ratio	7.3%	7.0%		7.1%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$377,572	$309,150	22.1%	$346,827	8.9%
Tier 1 capital	$377,572	$309,150	22.1%	$346,827	8.9%
Risk-weighted assets	$3,591,228	$1,480,711	142.5%	$2,970,926	20.9%
Common equity tier 1 capital ratio	10.5%	20.9%		11.7%
Tier 1 risk based capital ratio	10.5%	20.9%		11.7%
Tier 1 leverage capital ratio	7.3%	7.1%		7.2%
Stifel Net Capital (5):
Net capital	$643,000	$654,900	(1.8%)	$627,100	2.5%
Excess net capital	$614,000	$628,600	(2.3%)	$596,500	2.9%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Revenues:
Commissions	$108,214	$133,998	(19.2%)	$122,004	(11.3%)	$360,994	$421,156	(14.3%)
Principal transactions	48,351	50,074	(3.4%)	48,466	(0.2%)	142,361	158,882	(10.4%)

Transactional revenues	156,565	184,072	(14.9%)	170,470	(8.2%)	503,355	580,038	(13.2%)
Asset management	300,540	313,838	(4.2%)	331,243	(9.3%)	973,396	887,794	9.6%
Net interest	242,194	130,341	85.8%	195,828	23.7%	594,782	372,802	59.5%
Investment banking (6)	4,498	11,580	(61.2%)	5,056	(11.0%)	14,701	37,027	(60.3%)
Other income	(1,977)	15,702	(112.6%)	(4,617	(57.2%)	(4,709)	46,934	(110.0%)

Net revenues	701,820	655,533	7.1%	697,980	0.6%	2,081,525	1,924,595	8.2%
Non-interest expenses:
Compensation and benefits	326,116	342,792	(4.9%)	349,368	(6.7%)	1,040,477	1,020,880	1.9%
Non-compensation operating expenses	95,769	80,622	18.8%	103,460	(7,4%)	290,548	221,060	31.4%

Total non-interest expenses	421,885	423,414	(0.4%)	452,828	(6.8%)	1,331,025	1,241,940	7.2%

Income before income taxes	$279,935	$232,119	20.6%	$245,152	14.2%	$750,500	$682,655	9.9%

As a percentage of net revenues:
Compensation and benefits	46.5%	52.3%	(580)	50.1%	(360)	50.0%	53.0%	(300)
Non-compensation operating expenses	13.6%	12.3%	130	14.8%	(120)	13.9%	11.5%	240
Income before income taxes	39.9%	35.4%	450	35.1%	480	36.1%	35.5%	(60)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors and locations)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change
Financial advisors	2,235	2,212	1.0%%	2,230	0.2%
Independent contractors	102	90	13.3%%	100	2.0%

Total financial advisors	2,337	2,302	1.5%%	2,330	0.3%
Locations (7)	395	391	1.0%	397	(0.5%)
Total client assets	$364,824,000	$406,959,000	(10.4%)	$377,591,000	(3.4%)
Fee-based client assets	$135,521,000	$150,472,000	(9.9%)	$141,223,000	(4.0%)
Transactional assets	$229,303,000	$256,487,000	(10.6%)	$236,368,000	(3.0%)
Client money market and insured product (8)	$26,082,000	$24,974,000	4.4%	$26,759,000	(2.5%)
Secured client lending (9)	$3,841,430	$3,588,799	7.0%	$4,044,684	(5.0%)
Asset Management Revenue ($ in 000s):
Private Client Group (10)	$252,487	$267,300	(5.5%	$282,207	(10.5%)
Asset Management	30,648	33,145	(7.5%	32,511	(5.7%)
Third-party Bank Sweep Program	3,851	791	386.9%	3,841	0.3%
Other (11)	13,571	12,626	7.5%)	12,705	6.8%)

Total asset management revenues	$300,557	$313,862	(4.2%	$331,264	(9.3%)
Fee-based Assets ($ in millions):
Private Client Group (10)	$118,850	130,931	(9.2%)	$123,832	(4.0%)
Asset Management	30,095	33,655	(10.6%)	31,288	(3.8%)
Elimination (12)	(13,424)	(14,114)	(4.9%)	(13,897)	(3.4%)

Total fee-based assets	$135,521	$150,472	(9.9%)	$141,223	(4.0%)
Third-party Bank Sweep Program	$1,114	$6,051	(81.6%)	$1,666	(33.1%)
ROA (bps) (13):
Private Client Group (10)	81.6	82.5		81.7
Asset Management	40.7	39.4		41.6
Third-party Bank Sweep Program	104.3	5.0		41.3

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change	9/30/2022	9/30/2021	% Change
Revenues:
Commissions	$50,840	$55,241	(8.0%	$64,677	(21.4%)	$180,650	$177,276	1.9%
Principal transactions	70,027	68,904	1.6%	77,137	(9.2%)	260,890	277,699	(6.1%)

Transactional revenues	120,867	124,145	(2.6%)	141,814	(14.8%)	441,540	454,975	(3.0%)
Capital raising	50,625	152,481	(66.8%)	66,463	(23.8%)	185,391	505,618	(63.3%)
Advisory	166,736	208,218	(19.9%)	199,556	(16.4%)	547,688	545,365	0.4%

Investment banking	217,361	360,699	(39.7%)	266,019	(18.3%)	733,079	1,050,983	(30.2%)
Other income (14)	1,180	7,440	(84.1%)	3,531	(66.6%)	7,516	13,218	(43.1%)

Net revenues	339,408	492,284	(31.1%)	411,364	(17.5%)	1,182,135	1,519,176	(22.2%)
Non-interest expenses:
Compensation and benefits	211,818	283,063	(25.2%)	244,711	(13.4%)	708,876	884,156	(19.8%)
Non-compensation operating expenses	87,590	84,129	4.1%	93,661	(6.5%)	263,639	251,246	4.9%

Total non-interest expenses	299,408	367,192	(18.5%)	338,372	(11.5%)	972,515	1,135,402	(14.3%)

Income before income taxes	$40,000	$125,092	(68.0%)	$72,992	(45.2%)	$209,620	$383,774	(45.4%)

As a percentage of net revenues:
Compensation and benefits	62.4%	57.5%	490	59.5%	290	60.0%	58.2%	180
Non-compensation operating expenses	25.8%	17.1%	870	22.8%	300	22.3%	16.5%	580
Income before income taxes	11.8%	25.4%	(1360)	17.7%	(590)	17.7%	25.3%	(760)

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	9/30/2022	9/30/2021	% Change	6/30/2022	% Change
Stifel Bancorp Financial Information:
Total assets	$29,307,718	$22,164,598	32.2%	$27,957,299	4.8%
Total shareholder’s equity	$1,995,933	$1,607,936	24.1%	$1,840,273	8.5%
Total loans, net (includes loans held for sale)	$20,910,895	$13,658,697	53.1%	$19,271,862	8.5%
Commercial and industrial	9,394,557	5,033,313	86.6%	8,347,410	12.4%
Residential real estate	7,048,762	4,952,372	42.3%	6,607,825	6.7%
Securities-based loans	2,785,679	2,581,705	7.9%	2,993,552	(6.9%
Commercial real estate	872,010	369,502	136.0%	629,459	38.5%
Other	718,242	694,395	3.4%)	580,374	23.8%)
Loans held for sale	234,927	156,110	50.5%)	288,676	(18.6%)
Investment securities	$7,650,130	$7,587,896	0.8%	$7,761,115	(1.4%)
Available-for-sale securities, at fair value	1,660,847	2,242,465	(25.9%)	1,879,904	(11.7%)
Held-to-maturity securities, at amortized cost	5,989,283	5,345,431	12.0%	5,881,211	1.8%
Total deposits	$27,190,619	$20,398,874	33.3%	$26,009,300	4.5%
Demand deposits (interest-bearing)	26,783,010	19,729,032	35.8%	25,670,438	4.3%
Demand deposits (non-interest-bearing)	397,573	635,059	(37.4%)	319,682	24.4%)
Certificates of deposit	10,036	34,783	(71.1%)	19,180	(47.7%)

Credit Metrics:
Allowance for credit losses	$141,998	$114,531	24.0%	$139,553	1.8%
Allowance as a percentage of retained loans	0.68%	0.84%		0.73%
Net charge-offs as a percentage of average loans	0.02%	0.00%		0.00%
Total nonperforming assets	$11,291	$8,449	33.6%	$29,430	(61.6%)
Nonperforming assets as a percentage of total assets	0.04%	0.04%		0.11%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	September 30, 2022
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL%	Q3 Provision
Commercial and industrial	$9,394,557	$64,246	0.7%	$902
Residential real estate	7,048,762	17,465	0.2%	(5,151)
Securities-based loans	2,785,679	3,318	0.1%	(657)
Commercial real estate	872,010	11,962	1.4%	5,480
Other	718,242	8,033	1.1%	975

Loans held for investment, gross	20,819,250	105,024	0.5%	1,549
Loans held for sale	234,927

Total loans, gross	21,054,177
Lending commitments	5,948,000	36,974	0.6%	4,904

Loans and lending commitments	$27,002,177	$141,998		$6,453

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	September 30, 2022			September 30, 2021			June 30, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,302.9	$7.7	2.38%	$1,537.9	$1.0	0.27%	$1,106.4	$2.9	1.05%
Financial instruments owned	982.7	3.6	1.45%	1,001.2	3.6	1.43%	1,171.1	4.1	1.39%
Margin balances	1,062.3	12.5	4.71%	1,081.0	6.6	2.45%	1,105.7	8.7	3.16%
Investments:
Asset-backed securities	6,178.0	61.0	3.95%	5,393.1	25.2	1.87%	5,728.1	36.3	2.53%
Mortgage-backed securities	1,032.7	5.3	2.08%	1,068.4	3.7	1.40%	991.3	4.7	1.89%
Corporate fixed income securities	722.7	5.1	2.81%	775.7	5.3	2.72%	756.2	5.0	2.68%
Other	4.6	—	1.77%	4.9	—	1.95%	4.8	—	1.72%

Total investments	7,938.0	71.4	3.60%	7,242.1	34.2	1.89%	7,480.4	46.0	2.46%
Loans:
Commercial and industrial	9,038.0	112.7	4.99%	4,915.9	40.9	3.33%	8,175.3	77.9	3.81%
Residential real estate	6,824.3	44.8	2.63%	4,743.3	30.7	2.59%	6,301.8	39.5	2.51%
Securities-based loans	2,901.9	31.7	4.36%	2,425.0	11.7	1.94%	2,972.2	20.7	2.79%
Commercial real estate	733.4	8.7	4.76%	365.3	3.4	3.77%	592.3	5.0	3.35%
Loans held for sale	231.2	2.1	3.57%	364.1	2.8	3.02%	293.3	1.9	2.55%
Other	647.3	8.4	5.17%	677.4	5.6	3.30%	562.7	5.4	3.85%

Total loans	20,376.1	208.4	4.09%	13,491.0	95.1	2.82%	18,897.6	150.4	3.18%
Other interest-bearing assets	889.5	0.6	0.27%	702.5	1.3	0.74%	1,149.5	0.7	0.24%)

Total interest-bearing assets/ interest income	32,551.5	304.2	3.74%	25,055.7	141.8	2.26%	30,910.7	212.8	2.75%
Interest-bearing liabilities:
Senior notes	1,114.1	11.2	4.03%	1,113.0	11.9	4.26%	1,113.8	11.3	4.05%
Deposits	25,998.2	43.4	0.67%	19,545.5	1.1	0.02%	24,231.9	3.6	0.06%
Federal Home Loan advances	542.2	3.3	2.41%	5.7	—	0.28%	368.5	0.8	0.86%
Other interest-bearing liabilities	1,416.4	1.9	0.54%	1,346.0	(3.0)	(0.87%)	1,664.3	1.6	0.40%)

Total interest-bearing liabilities/ interest expense	$29,070.9	59.8	0.82%	$22,010.2	10.0	0.18%	$27,378.5	17.3	0.25%

Net interest income/margin		$244.4	3.00%		$131.8	2.10%		$195.5	2.53%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	September 30, 2022			September 30, 2021			June 30, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income /expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$520.5	$3.2	2.45%	$730.0	$0.3	0.19%	$453.1	$1.0	0.87%
Investments	7,938.0	71.4	3.60%	7,242.1	34.2	1.89%	7,480.4	46.0	2.46%
Loans	20,376.1	208.4	4.09%	13,491.0	95.1	2.82%	18,897.6	150.4	3.18%
Other interest-bearing assets	75.8	0.8	4.37%	43.5	0.4	3.10%	68.1	0.8	4.67%

Total interest-bearing assets/interest income	$28,910.4	$283.8	3.93%	$21,506.6	$130.0	2.42%	$26,899.2	$198.2	2.95%
Interest-bearing liabilities:
Deposits	$25,998.2	$43.4	0.67%	$19,545.5	$1.1	0.02%	$24,231.9	$3.6	0.06%
Federal Home Loan advances	542.2	3.3	2.41%	5.7	—	0.28%	368.5	0.8	0.86%
Other interest-bearing liabilities	1.0	—	14.26%	1.3	—	6.87%	1.0	—	15.57%

Total interest-bearing liabilities/ interest expense	$26,541.4	$46.7	0.70%	$19,552.5	$1.1	0.02%	$24,601.4	$4.4	0.07%

Net interest income/margin		$237.1	3.28%		$128.9	2.40%		$193.8	2.88%

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended					Nine Months Ended
(Unaudited, 000s)	9/30/2022	9/30/2021	Change	6/30/2022	Change	9/30/2022	9/30/2021	Change
GAAP net revenues	$1,045,139	$1,144,938		$1,108,126		$3,269,792	$3,432,863
Non-GAAP adjustments	(6)	—		1		55	153

Non-GAAP net revenues	1,045,133	1,144,938		1,108,127		3,269,847	3,433,016

GAAP compensation and benefits expense	611,870	672,385		652,709		1,938,270	2,062,353
Merger-related (15)	(6,059)	(5,780)		(9,174)		(24,544)	(18,073)

Non-GAAP compensation and benefits expense	605,811	666,605		643,535		1,913,726	2,044,280

GAAP non-compensation operating expenses	227,500	216,051		236,876		680,103	622,091
Merger-related (15)	(5,905)	(11,503)		(7,616)		(19,003)	(30,854)

Non-GAAP non-compensation operating expenses	221,595	204,548		229,260		661,100	591,237

Total merger-related adjustments	(11,958)	(17,283)		(16,791)		(43,602))	(49,080)

GAAP provision for income taxes	54,600	64,126		57,725		165,885	184,951
Merger-related and other (15)	3,051	4,317		4,433		10,979	12,136

Non-GAAP provision for income taxes	57,651	68,443		62,158		176,864	197,087

Financial ratios:
Compensation and benefits	58.0%	58.2%	(20)	58.1%	(10)	58.5%	59.5%	(100)
Non-compensation operating expenses	21.2%	17.9%	330	20.7%	50	20.2%	17.3%	290
Income before income taxes	20.8%	23.9%	(310)	21.2%	(40)	21.3%	23.2%	(190)
Effective tax rate	26.5%	25.0%	150	26.4%	10	25.4%	24.7%	70

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $59.2 million, $54.5 million, and $57.4 million, as of September 30, 2022 and 2021, and June 30, 2022, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, October 26, 2022.
(6)	Includes capital raising and advisory fee revenues.
(7)	Represents Global Wealth Management locations. Historical periods have been restated to conform to the current period presentation.
(8)	Includes Stifel Smart Rate Program balances. Historical periods have been restated to conform to the current presentation.
(9)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(10)	Includes Private Client Group and Trust Business.
(11)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(12)	Asset management assets managed in Private Client Group or Trust accounts.
(13)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(14)	Includes net interest, asset management, and other income.
(15)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 16 of 16

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s third quarter earnings release issued October 26, 2022.

Stifel Financial Corp. Quarterly Financial Supplement | Third Quarter 2022 Earnings Release	Page 17 of 17